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                           SPDR(R) INDEX SHARES FUNDS

                        Supplement Dated October 30, 2009
                                     to the
       Statement of Additional Information ("SAI") Dated January 31, 2009,
                                 as supplemented

The second paragraph after the title "GENERAL DESCRIPTION OF THE TRUST" on page 3 of the SAI is hereby deleted and replaced with the following:

     Each Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of either 50,000 Shares, 100,000 Shares or 200,000 Shares, as set forth in the Prospectus.

The first paragraph after the title "PURCHASE AND REDEMPTION OF CREATION UNITS" on page 56 is hereby deleted and replaced with the following:

     PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only:
     (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

The first paragraph after the "DIVIDEND REINVESTMENT SERVICE" sub- title on page 62 is hereby deleted and replaced with the following:

     Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

The fifth paragraph on page 66 under the title "TAXES" is hereby deleted and replaced with the following:

     Distributions in cash that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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